(Unaudited)
CONDENSED CONSOLIDATED STATEMENT OF INCOME

	AS REPORTED		ADJUSTED (1)
(Dollars in thousands, except share data)	Q1 2009	Q2 2009	Q1 2009	Q2 2009

Net sales	$866,616	$736,761	$866,616	$736,761
Cost of products sold	710,811	609,950	710,811	609,950
Manufacturing rationalization / reorganization expenses - cost of products sold	1,191	1,439

Gross Profit	$154,614	$125,372	$155,805	$126,811
Selling, administrative & general expenses (SG&A)	123,137	127,208	123,137	127,208
Manufacturing rationalization / reorganization expenses - SG&A	274	836	—	—
Impairment and restructuring	13,755	50,706	—	—

Operating (Loss) Income	$17,448	$(53,378)	$32,668	$(397)
Other income (expense)	6,751	(892)	6,751	(892)
Special items - other income	1,222	757	—	—

(Loss) Earnings Before Interest and Taxes (EBIT) (2)	$25,421	$(53,513)	$39,419	$(1,289)
Interest expense, net	(8,063)	(7,900)	(8,063)	(7,900)

(Loss) Income From Continuing Operations Before Income Taxes	17,358	(61,413)	31,356	(9,189)
Provision (benefit) for income taxes	18,793	(23,009)	10,504	(3,078)

(Loss) Income From Continuing Operations	$(1,435)	$(38,404)	$20,852	$(6,111)
(Loss) Income from discontinued operations net of income taxes (3)	(3,643)	(25,466)	(13,566)	(13,813)

Net (Loss) Income	$(5,078)	$(63,870)	$7,286	$(19,924)
Less: Net Income (Loss) Attributable to Noncontrolling Interest	(5,948)	647	183	664

Net (Loss) Income Attributable to The Timken Company	$870	$(64,517)	$7,103	$(20,588)

Net Income per Common Share Attributable to The Timken Company Common Shareholders:

(Loss) Earnings Per Share - Continuing Operations	$0.05	$(0.41)	$0.22	$(0.07)
(Loss) Earnings Per Share - Discontinued Operations	(0.04)	(0.26)	(0.15)	(0.14)

Earnings Per Share	$0.01	$(0.67)	$0.07	$(0.21)

Diluted (Loss) Earnings Per Share - Continuing Operations	$0.05	$(0.41)	$0.22	$(0.07)
Diluted (Loss) Earnings Per Share - Discontinued Operations	(0.04)	(0.26)	(0.15)	(0.14)

Earnings Per Share	$0.01	$(0.67)	$0.07	$(0.21)

Average Shares Outstanding	96,028,860	96,147,809	96,028,860	96,147,809
Average Shares Outstanding - assuming dilution	96,028,860	96,147,809	96,028,860	96,147,809

BUSINESS SEGMENTS

(Dollars in thousands) (Unaudited)	Q1 2009	Q2 2009

Mobile Industries Segment
Net sales to external customers	$300,623	$292,190
Adjusted (loss) earnings before interest and taxes (EBIT) (2)	(2,345)	(12,001)
Adjusted EBIT Margin (2)	-0.8%	-4.1%

Process Industries Segment
Net sales to external customers	$224,174	$206,318
Intergroup sales	922	700

Total net sales	$225,096	$207,018
Adjusted earnings before interest and taxes (EBIT) (2)	43,492	35,053
Adjusted EBIT Margin (2)	19.3%	16.9%

Aerospace and Defense Segment
Net sales to external customers	$109,254	$109,241
Adjusted earnings before interest and taxes (EBIT) (2)	18,108	18,733
Adjusted EBIT Margin (2)	16.6%	17.1%

Total Bearings and Power Transmission Group
Net sales to external customers	$634,051	$607,749
Intergroup sales	922	700

Total net sales	$634,973	$608,449
Adjusted earnings before interest and taxes (EBIT) (2)	59,255	41,785
Adjusted EBIT Margin (2)	9.3%	6.9%

Steel Group
Net sales to external customers	$232,565	$129,012
Intergroup sales	16,003	5,823

Total net sales	$248,568	$134,835
Adjusted (loss) earnings before interest and taxes (EBIT) (2)	(7,262)	(32,907)
Adjusted EBIT Margin (2)	-2.9%	-24.4%

Unallocated corporate expense	$(12,317)	$(13,175)

Intergroup eliminations income (expense) (4)	$(257)	$3,008

Consolidated
Net sales to external customers	$866,616	$736,761
Adjusted earnings before interest and taxes (EBIT) (2)	$39,419	$(1,289)
Adjusted EBIT Margin (2)	4.5%	-0.2%

(1)	“Adjusted” statements exclude the impact of impairment and restructuring, manufacturing rationalization/reorganization and special charges and credits for all periods shown.

(2)	EBIT is defined as operating income plus other income (expense). EBIT Margin is EBIT as a percentage of net sales. EBIT and EBIT margin on a segment basis exclude certain special items set forth above. EBIT and EBIT Margin are important financial measures used in the management of the business, including decisions concerning the allocation of resources and assessment of performance. Management believes that reporting EBIT and EBIT Margin best reflect the performance of the company’s business segments and EBIT disclosures are responsive to investors.

(3)	Discontinued Operations relate to the announced sale of the Needle Roller Bearings (NRB) operations to JTEKT Corporation that is projected to close in December 2009.

(4)	Intergroup eliminations represent intergroup profit or loss between the Steel Group and the Bearings and Power Transmission Group.

Reconciliation of GAAP net income attributable to the Timken Co. and EPS — diluted
This reconciliation is provided as additional relevant information about the company’s performance. Management believes adjusted net income and adjusted earnings per share are more representative of the company’s performance and therefore useful to investors. Management also believes that it is appropriate to compare GAAP net income to adjusted net income in light of special items related to impairment and restructuring and manufacturing rationalization/reorganization costs, Continued Dumping and Subsidy Offset Act (CDSOA) receipts, and gain/loss on the sale of non-strategic assets.

	Q1 2009		Q2 2009
(Dollars in thousands, except per share data) (Unaudited)	$	EPS (5)	$	EPS (5)

Net (loss) income attributable to The Timken Company	$870	$0.01	$(64,517)	$(0.67)

Pre-tax special items:
Manufacturing rationalization/reorganization expenses - cost of products sold	1,191	0.01	1,439	0.01
Manufacturing rationalization/reorganization expenses - SG&A	274	—	836	0.01
Impairment and restructuring	13,755	0.14	50,706	0.53
Special items - other income	(1,222)	(0.01)	(757)	(0.01)
Provision for income taxes (6)	8,289	0.09	(19,931)	(0.21)
Special items, loss from discontinued operations net of income taxes (3)	(9,923)	(0.10)	11,653	0.12

Less: net loss attributable to noncontrolling interest	(6,131)	(0.06)	(17)	—

Adjusted net (loss) income attributable to The Timken Company	$7,103	$0.07	$(20,588)	$(0.21)

(5)	EPS amounts may not sum due to rounding differences.

(6)	Provision for income taxes includes adjustments to remove the income taxes associated with pre-tax special items and the impact of discrete tax items recorded during the period(s), and to reflect one overall effective tax rate on Adjusted pre-tax income.

Reconciliation of GAAP income from continuing operations and EPS — diluted.
This reconciliation is provided as additional relevant information about the company’s performance. Management believes adjusted income from continuing operations and adjusted earnings per share are more representative of the company’s performance and therefore useful to investors. Management also believes that it is appropriate to compare GAAP income from continuing operations to adjusted income from continuing operations in light of special items related to impairment and restructuring and manufacturing rationalization/reorganization costs, Continued Dumping and Subsidy Offset Act (CDSOA) receipts, and gain/loss on the sale of non-strategic assets.

	Q1 2009		Q2 2009
(Dollars in thousands, except per share data) (Unaudited)	$	EPS (5)	$	EPS (5)

(Loss) from continuing operations	$(1,435)	$(0.01)	$(38,404)	$(0.40)

Pre-tax special items:
Manufacturing rationalization/reorganization expenses - cost of products sold	1,191	0.01	1,439	0.01
Manufacturing rationalization/reorganization expenses - SG&A	274	—	836	0.01
Impairment and restructuring	13,755	0.14	50,706	0.53
Special items - other expense (income)	(1,222)	(0.01)	(757)	(0.01)
Provision for income taxes (7)	8,289	0.09	(19,931)	(0.21)

Adjusted income (loss) from continuing operations	$20,852	$0.22	$(6,111)	$(0.07)

(5)	EPS amounts will not sum due to rounding differences.

(7)	Provision for income taxes includes the tax effect of pre-tax special items on our effective tax rate, as well as the impact of discrete tax items recorded during the respective periods.

Reconciliation of GAAP income from continuing operations before income taxes
This reconciliation is provided as additional relevant information about the company’s performance. Management believes Consolidated adjusted earnings before interest and taxes (EBIT) and Total Bearings and Power Transmission Group adjusted EBIT are more representative of the company’s performance and therefore useful to investors. Management also believes that it is appropriate to compare GAAP Income from Continuing Operations before Income Taxes to Consolidated adjusted EBIT in light of special items related to impairment and restructuring and manufacturing rationalization/reorganization costs, Continued Dumping and Subsidy Offset Act (CDSOA) receipts, and gain/loss on the sale of non-strategic assets.

	Q1 2009	Q2 2009
(Thousands of U.S. dollars) (Unaudited)	$	$

(Loss) Income from continuing operations before income taxes	$17,358	$(61,413)

Pre-tax reconciling items:
Interest expense	8,429	8,440
Interest income	(366)	(540)
Manufacturing rationalization/reorganization expenses - cost of products sold	1,191	1,439
Manufacturing rationalization/reorganization expenses - SG&A	274	836
Impairment and restructuring	13,755	50,706
Special items - other income	(1,222)	(757)

Consolidated adjusted earnings (loss) before interest and taxes (EBIT)	$39,419	$(1,289)

Steel Group adjusted earnings (loss) before interest and taxes (EBIT)	7,262	32,907
Unallocated corporate expense	12,317	13,175
Intergroup eliminations expense (income)	257	(3,008)

Total Bearings and Power Transmission Group adjusted earnings before interest and taxes (EBIT)	$59,255	$41,785

(Unaudited)
CONDENSED CONSOLIDATED STATEMENT OF INCOME

	AS REPORTED					ADJUSTED (1)
(Dollars in thousands, except share data)	Q1 2008	Q2 2008	Q3 2008	Q4 2008	Year 2008	Q1 2008	Q2 2008	Q3 2008	Q4 2008	Year 2008

Net sales	$1,246,684	$1,359,812	$1,336,352	$1,097,952	$5,040,800	$1,246,684	$1,359,812	$1,336,352	$1,097,952	$5,040,800
Cost of products sold	967,788	1,044,779	954,490	918,483	3,885,540	967,788	1,044,779	954,490	918,483	3,885,540
Manufacturing rationalization / reorganization expenses — cost of products sold	778	660	322	1,647	3,407	—	—	—	—	—

Gross Profit	$278,118	$314,373	$381,540	$177,822	$1,151,853	$278,896	$315,033	$381,862	$179,469	$1,155,260
Selling, administrative & general expenses (SG&A)	161,092	177,928	176,861	139,729	655,610	161,092	177,928	176,861	139,729	655,610
Manufacturing rationalization / reorganization expenses — SG&A	808	1,249	(370)	(166)	1,521	—	—	—	—	—
Impairment and restructuring	2,558	2,505	2,379	25,341	32,783	—	—	—	—	—

Operating Income	$113,660	$132,691	$202,670	$12,918	$461,939	$117,804	$137,105	$205,001	$39,740	$499,650
Other income (expense)	(3,809)	(913)	555	(7,823)	(11,990)	(3,809)	(913)	555	(7,823)	(11,990)
Special items — other income (expense)	20,354	191	(558)	8,260	28,247	—	—	—	—	—

Earnings Before Interest and Taxes (EBIT) (2)	$130,205	$131,969	$202,667	$13,355	$478,196	$113,995	$136,192	$205,556	$31,917	$487,660
Interest expense, net	(9,499)	(10,007)	(9,575)	(9,528)	(38,609)	(9,499)	(10,007)	(9,575)	(9,528)	(38,609)

Income From Continuing Operations Before Income Taxes	120,706	121,962	193,092	3,827	439,587	104,496	126,185	195,981	22,389	449,051
Provision for income taxes	44,618	42,339	68,121	1,984	157,062	35,006	42,272	65,654	7,500	150,432

Income From Continuing Operations	$76,088	$79,623	$124,971	$1,843	$282,525	$69,490	$83,913	$130,327	$14,889	$298,619
(Loss) Income from discontinued operations net of income taxes (3)	9,262	10,298	6,539	(37,372)	(11,273)	10,257	9,473	6,595	(7,937)	18,388

Net Income (Loss)	$85,350	$89,921	$131,510	$(35,529)	$271,252	$79,747	$93,386	$136,922	$6,952	$317,007
Less: Net Income Attributable to Noncontrolling Interest	885	978	1,097	622	3,582	885	978	1,097	622	3,582

Net Income (Loss) Attributable to The Timken Company	$84,465	$88,943	$130,413	$(36,151)	$267,670	$78,862	$92,408	$135,825	$6,330	$313,425

Net Income per Common Share Attributable to The Timken Company Common Shareholders:

Earnings Per Share — Continuing Operations	$0.78	$0.82	$1.28	$0.01	$2.90	$0.71	$0.86	$1.34	$0.15	$3.06
(Loss) Earnings Per Share — Discontinued Operations	0.10	0.10	0.07	(0.38)	(0.12)	0.11	0.10	0.07	(0.08)	0.20

Earnings Per Share	$6.88	$0.92	$1.35	$(0.37)	$2.78	$0.82	$0.96	$1.41	$0.07	$3.26

Diluted Earnings Per Share — Continuing Operations	$0.78	$0.81	$1.28	$0.01	$2.89	$0.71	$0.86	$1.34	$0.15	$3.06
Diluted (Loss) Earnings Per Share — Discontinued Operations	0.10	0.11	0.07	(0.38)	(0.12)	0.11	0.09	0.06	(0.08)	0.19

Diluted Earnings Per Share	$0.88	$0.92	$1.35	$(0.37)	$2.77	$0.82	$0.95	$1.40	$0.07	$3.25

Average Shares Outstanding	95,254,265	95,604,375	95,878,978	95,902,494	95,650,104	95,254,265	95,604,375	95,878,978	95,902,494	95,650,104
Average Shares Outstanding — assuming dilution	95,648,019	96,169,185	96,103,130	95,909,934	95,947,643	95,648,019	96,169,185	96,103,130	95,909,934	95,947,643

BUSINESS SEGMENTS

(Dollars in thousands) (Unaudited)	Q1 2008	Q2 2008	Q3 2008	Q4 2008	Year 2008

Mobile Industries Segment
Net sales to external customers	$482,949	$488,127	$426,489	$374,298	$1,771,863
Adjusted earnings (loss) before interest and taxes (EBIT) (2)	24,251	10,452	8,684	(7,623)	35,764
Adjusted EBIT Margin (2)	5.0%	2.1%	2.0%	-2.0%	2.0%

Process Industries Segment
Net sales to external customers	$281,838	$296,880	$316,904	$267,390	$1,163,012
Intergroup sales	410	870	972	902	3,154

Total net sales	$282,248	$297,750	$317,876	$268,292	$1,166,166
Adjusted earnings before interest and taxes (EBIT) (2)	51,212	56,421	73,296	37,738	218,667
Adjusted EBIT Margin (2)	18.1%	18.9%	23.1%	14.1%	18.8%

Aerospace and Defense Segment
Net sales to external customers	$96,823	$100,674	$104,711	$109,746	$411,954
Adjusted earnings before interest and taxes (EBIT) (2)	4,400	9,817	9,819	17,423	41,459
Adjusted EBIT Margin (2)	4.5%	9.8%	9.4%	15.9%	10.1%

Total Bearings and Power Transmission Group
Net sales to external customers	$861,610	$885,681	$848,104	$751,434	$3,346,829
Intergroup sales	410	870	972	902	3,154

Total net sales	$862,020	$886,551	$849,076	$752,336	$3,349,983
Adjusted earnings before interest and taxes (EBIT) (2)	79,863	76,690	91,799	47,538	295,890
Adjusted EBIT Margin (2)	9.3%	8.7%	10.8%	6.3%	8.8%

Steel Group
Net sales to external customers	$385,074	$474,131	$488,248	$346,518	$1,693,971
Intergroup sales	39,914	44,797	48,291	24,980	157,982

Total net sales	$424,988	$518,928	$536,539	$371,498	$1,851,953
Adjusted earnings (loss) before interest and taxes (EBIT) (2)	53,379	80,318	133,802	(3,493)	264,006
Adjusted EBIT Margin (2)	12.6%	15.5%	24.9%	-0.9%	14.3%

Unallocated corporate expense	$(16,413)	$(19,287)	$(19,024)	$(13,633)	$(68,357)

Intergroup eliminations expense (4)	$(2,834)	$(1,529)	$(1,021)	$1,505	$(3,879)

Consolidated
Net sales to external customers	$1,246,684	$1,359,812	$1,336,352	$1,097,952	$5,040,800
Adjusted earnings before interest and taxes (EBIT) (2)	$113,995	$136,192	$205,556	$31,917	$487,660
Adjusted EBIT Margin (2)	9.1%	10.0%	15.4%	2.9%	9.7%

(1)	“Adjusted” statements exclude the impact of impairment and restructuring, manufacturing rationalization/reorganization and special charges and credits for all periods shown.

(2)	EBIT is defined as operating income plus other income (expense). EBIT Margin is EBIT as a percentage of net sales. EBIT and EBIT margin on a segment basis exclude certain special items set forth above. EBIT and EBIT Margin are important financial measures used in the management of the business, including decisions concerning the allocation of resources and assessment of performance. Management believes that reporting EBIT and EBIT Margin best reflect the performance of the company’s business segments and EBIT disclosures are responsive to investors.

(3)	Discontinued Operations relate to the announced sale of the Needle Roller Bearings (NRB) operations to JTEKT Corporation that is projected to close in December 2009.

(4)	Intergroup eliminations represent intergroup profit or loss between the Steel Group and the Bearings and Power Transmission Group.

Reconciliation of GAAP net income attributable to the Timken Co. and EPS — diluted
This reconciliation is provided as additional relevant information about the company’s performance. Management believes adjusted net income and adjusted earnings per share are more representative of the company’s performance and therefore useful to investors. Management also believes that it is appropriate to compare GAAP net income to adjusted net income in light of special items related to impairment and restructuring and manufacturing rationalization/reorganization costs, Continued Dumping and Subsidy Offset Act (CDSOA) receipts, and gain/loss on the sale of non-strategic assets.

	Q1 2008		Q2 2008		Q3 2008		Q4 2008		Year 2008
(Dollars in thousands, except per share data) (Unaudited)	$	EPS (5)	$	EPS (5)	$	EPS (5)	$	EPS (5)	$	EPS (5)

Net income (loss) attributable to The Timken Company	$84,465	$0.88	$88,943	$0.92	$130,413	$1.35	$(36,151)	$(0.37)	$267,670	$2.77

Pre-tax special items:
Manufacturing rationalization/reorganization expenses - cost of products sold	778	0.01	660	0.01	322	—	1,647	0.02	3,407	0.04
Manufacturing rationalization/reorganization expenses - SG&A	808	0.01	1,249	0.01	(370)	—	(166)	—	1,521	0.02
Impairment and restructuring	2,558	0.03	2,505	0.03	2,379	0.02	25,341	0.26	32,783	0.34
Special items - other income	(20,354)	(0.21)	(191)	—	558	0.01	(8,260)	(0.09)	(28,247)	(0.29)
Provision for income taxes (6)	9,612	0.10	67	—	2,467	0.03	(5,516)	(0.06)	6,630	0.07
Special items, loss from discontinued operations net of income taxes (3)	995	0.01	(825)	(0.01)	56	—	29,435	0.31	29,661	0.31

Less: net loss attributable to noncontrolling interest	—	—	—	—	—	—	—	—	—	—

Adjusted net income attributable to The Timken Company	$78,862	$0.82	$92,408	$0.95	$135,825	$1.40	$6,330	$0.07	$313,425	$3.25

(5)	EPS amounts may not sum due to rounding differences.

(6)	Provision for income taxes includes adjustments to remove the income taxes associated with pre-tax special items and the impact of discrete tax items recorded during the period(s), and to reflect one overall effective tax rate on Adjusted pre-tax income.

Reconciliation of GAAP income from continuing operations and EPS — diluted.
This reconciliation is provided as additional relevant information about the company’s performance. Management believes adjusted income from continuing operations and adjusted earnings per share are more representative of the company’s performance and therefore useful to investors. Management also believes that it is appropriate to compare GAAP income from continuing operations to adjusted income from continuing operations in light of special items related to impairment and restructuring and manufacturing rationalization/reorganization costs, Continued Dumping and Subsidy Offset Act (CDSOA) receipts, and gain/loss on the sale of non-strategic assets.

	Q1 2008		Q2 2008		Q3 2008		Q4 2008		Year 2008
(Dollars in thousands, except per share data) (Unaudited)	$	EPS (5)	$	EPS (5)	$	EPS (5)	$	EPS (5)	$	EPS (5)

Income from continuing operations	$76,088	$0.80	$79,623	$0.83	$124,971	$1.30	$1,843	$0.02	$282,525	$2.94

Pre-tax special items:
Manufacturing rationalization/reorganization expenses - cost of products sold	778	0.01	660	0.01	322	—	1,647	0.02	3,407	0.04
Manufacturing rationalization/reorganization expenses - SG&A	808	0.01	1,249	0.01	(370)	—	(166)	—	1,521	0.02
Impairment and restructuring	2,558	0.03	2,505	0.03	2,379	0.02	25,341	0.26	32,783	0.34
Special items - other expense (income)	(20,354)	(0.21)	(191)	—	558	0.01	(8,260)	(0.09)	(28,247)	(0.29)
Provision for income taxes (7)	9,612	0.10	67	—	2,467	0.03	(5,516)	(0.06)	6,630	0.07

Adjusted income from continuing operations	$69,490	$0.73	$83,913	$0.87	$130,327	$1.36	$14,889	$0.16	$298,619	$3.11

(5)	EPS amounts will not sum due to rounding differences.

(7)	Provision for income taxes includes the tax effect of pre-tax special items on our effective tax rate, as well as the impact of discrete tax items recorded during the respective periods.

Reconciliation of GAAP income from continuing operations before income taxes
This reconciliation is provided as additional relevant information about the company’s performance. Management believes Consolidated adjusted earnings before interest and taxes (EBIT) and Total Bearings and Power Transmission Group adjusted EBIT are more representative of the company’s performance and therefore useful to investors. Management also believes that it is appropriate to compare GAAP Income from Continuing Operations before Income Taxes to Consolidated adjusted EBIT in light of special items related to impairment and restructuring and manufacturing rationalization/reorganization costs, Continued Dumping and Subsidy Offset Act (CDSOA) receipts, and gain/loss on the sale of non-strategic assets.

	Q1 2008	Q2 2008	Q3 2008	Q4 2008	Year 2008
(Thousands of U.S. dollars) (Unaudited)	$	$	$	$	$

Income from continuing operations before income taxes	$120,706	$121,962	$193,092	$3,827	$439,587

Pre-tax reconciling items:
Interest expense	10,878	11,494	11,003	11,026	44,401
Interest income	(1,379)	(1,487)	(1,428)	(1,498)	(5,792)
Manufacturing rationalization/reorganization expenses - cost of products sold	778	660	322	1,647	3,407
Manufacturing rationalization/reorganization expenses - SG&A	808	1,249	(370)	(166)	1,521
Impairment and restructuring	2,558	2,505	2,379	25,341	32,783
Special items - other income	(20,354)	(191)	558	(8,260)	(28,247)

Consolidated adjusted earnings before interest and taxes (EBIT)	$113,995	$136,192	$205,556	$31,917	$487,660

Steel Group adjusted earnings (loss) before interest and taxes (EBIT)	(53,379)	(80,318)	(133,802)	3,493	(264,006)
Unallocated corporate expense	16,413	19,287	19,024	13,633	68,357
Intergroup eliminations expense	2,834	1,529	1,021	(1,505)	3,879

Total Bearings and Power Transmission Group adjusted earnings before interest and taxes (EBIT)	$79,863	$76,690	$91,799	$47,538	$295,890